Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Global Trust, Inc. ("Fund"), certify, that to my knowledge:

1.   The Fund's periodic report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.   The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

        //s// Mark R. Fetting                              August 24, 2004
Mark R. Fetting                                  Date
Chief Executive Officer

Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Global Trust, Inc. ("Fund"), certify, that to my knowledge:

1.   The Fund's periodic report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.   The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

        //s// Marie K. Karpinski                              August 24, 2004
Marie K. Karpinski                                  Date
Chief Financial Officer